EXHIBIT 10.2

SECOND AMENDMENT
TO REVOLVING CREDIT AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of February 23, 2006 and is entered into by and among NEWPAGE CORPORATION, a Delaware corporation (the “Borrower”), NEWPAGE HOLDING CORPORATION, a Delaware corporation (“Holdings”), CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto (the “Lenders”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent, UBS SECURITIES LLC, as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent, WACHOVIA CAPITAL MARKETS, LLC, as Co-Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, JPMORGAN CHASE BANK, N.A., as Collateral Agent (“Collateral Agent”), and GSCP, as Administrative Agent (“Administrative Agent”) and, for purposes of Section IV hereof, the CREDIT SUPPORT PARTIES listed on the signature papers hereto, and is made with reference to that certain REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of May 2, 2005 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, Holdings, the subsidiaries of Borrower named therein, Lenders, Co-Syndication Agents, Documentation Agent, Collateral Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENTS TO CREDIT AGREEMENT

A.     Section 6.9(c) of the Credit Agreement is hereby amended by replacing the amount “$200,000,000” in the fourth line thereof with “$250,000,000”.

SECTION II.     CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A.     Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties and Requisite Lenders.

B.     Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

C.     Other Documents.  Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as Administrative Agent or Collateral Agent may reasonably request.

SECTION III.     REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A.     Corporate Power and Authority.  Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

B.     Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

C.     No Conflict.  The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D.     Governmental Consents.  No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Borrower and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E.     Binding Obligation.  This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F.     Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G.     Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.     ACKNOWLEDGMENT AND CONSENT

Each Domestic Subsidiary listed on the signature pages hereto and Holdings are referred to herein as a “Credit Support Party” and collectively as the “Credit Support Parties”, and the Credit Documents to which they are a party are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.  Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V.     MISCELLANEOUS

A.     Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)     On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)     Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

B.     Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.     Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

D.     Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NEWPAGE CORPORATION

By:	/s/ Matthew L. Jesch
	Name:	Matthew L. Jesch
	Title:	Vice President and CFO

NEWPAGE HOLDING CORPORATION

By:	/s/ Matthew L. Jesch
	Name:	Matthew L. Jesch
	Title:	Vice President and CFO

CHILLICOTHE PAPER INC.
WICKLIFFE PAPER COMPANY

By:	/s/ Matthew L. Jesch
	Name:	Matthew L. Jesch
	Title:	Vice President and CFO

ESCANABA PAPER COMPANY
LUKE PAPER COMPANY
RUMFORD PAPER COMPANY
NEWPAGE ENERGY SERVICES LLC
UPLAND RESOURCES, INC.

By:	/s/ Matthew L. Jesch
	Name:	Matthew L. Jesch
	Title:	Vice President and CFO

RUMFORD COGENERATION, INC.
RUMFORD FALLS POWER COMPANY

By:	/s/ Matthew L. Jesch
	Name:	Matthew L. Jesch
	Title:	Vice President and CFO

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent, Joint Lead Arranger, Joint Bookrunner, Co-Syndication Agent, and a Lender

By:	/s/ [Illegible]
Authorized Signatory

JPMORGAN CHASE BANK, N.A.
as Collateral Agent, an Issuing Bank and a Lender

	By:	/s/ Peter S. Predun
		Name:	Peter S. Predun
		Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Issuing Bank, Swingline Lender and a Lender

	By:	/s/ Thomas Grabosky
		Name:	Thomas Grabosky
		Title:	Director

WACHOVIA CAPITAL MARKETS, LLC,
as Co-Syndication Agent

	By:	/s/ Thomas Grabosky
		Name:	Thomas Grabosky
		Title:	Director

BANK OF AMERICA, N.A.,
as Documentation Agent and as a Lender

	By:	/s/ Jang S. Kim
		Name:	Jang S. Kim
		Title:	Vice President